SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): October 14, 2002
                                                           ---------------

                                LOGIMETRICS, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                000-10696                                11-2171701
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        (Commission File Number)               (IRS Employer Identification No.)


 114 5th Avenue, 4th Floor, New York, New York                         10011
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (212) 886-8653
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              (Registrant's Telephone Number, Including Area Code)


                  435 MORELAND ROAD, HAUPPAUGE, NEW YORK, 11788
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         (Former name or former address, if changed since last report)




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Page 2 of 10
October 14th, 2002
LogiMetrics, Inc.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         In furtherance of the previously announced plan to liquidate and wind-down Logimetrics, Inc. (the "Company"), on October 16, 2002 all members of the Board of Directors of the Company (specifically, Christopher C. Cambria, Frank C. Lanza, Robert V. LaPenta and John S. Mega) resigned from the Board of Directors of the Company. Appointed to the Board of Directors of the Company on the same date were Kaleil Isaza Tuzman, Qayyum Hafeez and Charles Seely. Furthermore, effective the same date, all officers of the Company resigned their positions and Kaleil Isaza Tuzman was elected President of the Company, Qayyum Hafeez was elected Vice President and Treasurer of the Company and Charles Seely was elected Vice President and Secretary of the Company. The new directors and officers have been appointed as directors and officers of the Company in connection with an agreement ("Agreement") between KIT Capital, LLC ("KIT") and the Company, dated October 14, 2002, pursuant to which KIT has agreed to provide services to the Company in connection with the liquidation and winding-down of the Company.

         In connection with the foregoing, the Company has not (and is not obligated to) issue any securities. None of KIT, the new directors or officers of the Company or their affiliates have record or beneficial ownership of any capital stock or other securities of the Company, nor do they have any contractual right to acquire any beneficial or other interest in any securities of the Company. None of KIT, the new directors or officers or any of their affiliates having voting control over any securities of the Company and the new directors and officers of the Company can be removed at any time upon proper stockholder action. The sole consideration exchanged in this transaction is the undertaking of KIT to provide the services set forth in the Agreement in exchange for the compensation provided for in the Agreement. A copy of the Agreement is attached as an exhibit hereto, and is incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

Exhibit
Number            Title
- -------           -----
10.1              Engagement Letter






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Page 3 of 10
October 14th, 2002
LogiMetrics, Inc.



                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LOGIMETRICS, INC.



                                       By: /s/ Kaleil Isaza Tuzman
                                       Name:  Kaleil Isaza Tuzman
                                       Title: President



Dated:  November 13, 2002





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                                  EXHIBIT INDEX


Exhibit
Number            Title
- -------           -----
10.1            Engagement Letter